EXHIBIT 1

                          JOINT FILING AGREEMENT

In accordance with Rule 13d-l(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.001 per share, of CommNet Cellular Inc., a Colorado corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

                              BCP COMMNET L.P.

                              By: BLACKSTONE CCI CAPITAL PARTNERS L.P.,
                                  as General Partner

                              By: BLACKSTONE MANAGEMENT ASSOCIATES II
                                  L.L.C., as General Partner


                              By:  /s/ Mark T. Gallogly
                                  -------------------------------------
                                  Name:  Mark T. Gallogly
                                  Title: Member


                              BLACKSTONE CCI CAPITAL PARTNERS L.P.

                              By: BLACKSTONE MANAGEMENT ASSOCIATES II
                                  L.L.C., as General Partner


                              By:  /s/ Mark T. Gallogly
                                  -------------------------------------
                                  Name:  Mark T. Gallogly
                                  Title: Member


                              BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C.


                              By:  /s/ Mark T. Gallogly
                                  -------------------------------------
                                  Name:  Mark T. Gallogly
                                  Title: Member


                                 /s/ Peter G. Peterson
                              -----------------------------------------
                              PETER G. PETERSON


                                 /s/ Stephen A. Schwarzman
                              -----------------------------------------
                              STEPHEN A. SCHWARZMAN


Dated: July 23, 1999